UNITED STATES SECURITIES AND EXCHANGE COMMISSION
Washington, DC 20549

FORM 8-K
CURRENT REPORT
PURSUANT TO SECTION 13 or 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934
Date of Report (Date of earliest event reported):
May 10, 2007

Rockford Corporation
(Exact name of registrant as specified in its charter)

Arizona (State or other Jurisdiction of Incorporation)	000-30138 (Commission File Number)	86-0394353 (IRS Employer Identification No.)
600 South Rockford Drive
Tempe, Arizona 85281
(Address of principal executive offices) (Zip code)
Registrant’s telephone number, including area code:
(480) 967-3565
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 7.01. Regulation FD Disclosure.
     On May 10, 2007, Rockford issued a news release regarding a notice it received from the Nasdaq Stock Market regarding a listing deficiency relating to Rockford’s listing on the Nasdaq Global Market. A copy of the news release is furnished herewith as Exhibit 99.1.
Item 9.01. Financial Statements and Exhibits.
(c)	The following exhibit is furnished herewith:
     99.1 News release of Rockford dated May 10, 2007, “Rockford Corporation Receives Nasdaq Notification Regarding Listing Deficiency.”

SIGNATURES
     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: May 10, 2007	ROCKFORD CORPORATION
	By:	/s/ William R. Jackson
William R. Jackson
President

INDEX TO EXHIBITS

Exhibit
Number	Description
99.1	News release of Rockford dated May 10, 2007, “Rockford Corporation Receives Nasdaq Notification Regarding Listing Deficiency.”